Tenable Announces Third Quarter 2026 Financial Results
Tenable Exceeds Q3 Revenue and Profit Expectations, Raises Full-Year Outlook
•Revenue of $276.4 million, year-over-year growth of 9.5%
•GAAP operating margin of 6.0%; Non-GAAP operating margin of 27.1%, year-over-year increase of 380 basis points
•Net cash provided by operating activities of $72.5 million; Unlevered free cash flow of $69.4 million
COLUMBIA, Maryland, October 28, 2026 — Tenable Holdings, Inc. ("Tenable") (Nasdaq: TENB), the exposure management company, today announced financial results for the quarter ended September 30, 2026.
“We delivered an excellent third quarter, exceeding every one of our guided metrics,” said Steve Vintz, Co-CEO of Tenable. “As AI creates a structural shift in how organizations manage cyber exposure, security is becoming its own business function tied to business risk and growth, and we believe Tenable is uniquely positioned to lead in this new era.”
“Customers are moving from conversation to commitment, and this quarter that increasingly meant expanding their relationship with Tenable One,” said Mark Thurmond, Co-CEO of Tenable. “We are seeing urgency translate into broader adoption, which further validates our leadership in exposure management as the market expands to cover AI.”
Third Quarter 2026 Financial Highlights
•Revenue was $276.4 million, a 9.5% increase year-over-year
•GAAP income from operations was $16.7 million, compared to $7.1 million in the third quarter of 2025
•GAAP operating margin was 6.0%, compared to 2.8% in the third quarter of 2025
•Non-GAAP income from operations was $74.9 million, compared to $58.9 million in the third quarter of 2025
•Non-GAAP operating margin was 27.1%, compared to 23.3% in the third quarter of 2025
•GAAP net income was $11.3 million, compared to $2.3 million in the third quarter of 2025
•GAAP diluted earnings per share was $0.10, compared to $0.02 per share in the third quarter of 2025
•Non-GAAP net income was $72.9 million, compared to $51.4 million in the third quarter of 2025
•Non-GAAP diluted earnings per share was $0.63, compared to $0.42 in the third quarter of 2025
•Net cash provided by operating activities was $72.5 million, compared to $53.9 million in the third quarter of 2025
•Unlevered free cash flow was $69.4 million, compared to $58.5 million in the third quarter of 2025
•Repurchased 6.8 million shares of our common stock for $223.8 million, including 5.3 million shares for $170.5 million in connection with the issuance of our convertible senior notes
Recent Business Highlights
•Added 413 new enterprise platform customers and 39 net new six-figure customers
•Dollar-based net expansion rate was 107%, compared to 106% in the second quarter of 2026
•Integrated Anthropic's Claude Mythos into our Tenable One Exposure Management Platform to power Tenable One Adversary View, helping security teams discover hidden attack paths and how to best remediate them
•Launched CyberAgents Exchange, the industry's first open-source, vendor-agnostic cybersecurity-native registry for AI agents, skills, MCP servers and multi-agent playbooks
•Expanded Tenable Hexa AI, our agentic engine, with always-on capabilities, introducing a coordinated fleet of AI agents that continuously identify critical exposures, orchestrate remediation and verify fixes, even when security teams are offline
•Closed an upsized $800 million convertible senior notes offering along with a new $400 million secured revolving credit facility
•Joined the White House-led Project Watershed initiative to bolster U.S. water and wastewater systems from evolving cyber threats
•Recognized by Gartner® as the “Company to Beat” for Preemptive Cybersecurity in AI-Powered Exposure Assessment(1)

•Ranked first in worldwide market share in the IDC Worldwide Device Vulnerability and Exposure Management Market Shares report for the eighth consecutive year(2)
Financial Outlook
For the fourth quarter of 2026, we currently expect:
•Revenue in the range of $277.0 million to $280.0 million
•Non-GAAP income from operations in the range of $67.1 million to $70.1 million
•Non-GAAP net income in the range of $63.6 million to $66.6 million, assuming interest expense of $1.9 million, interest income of $3.8 million and a provision for income taxes of $4.6 million
•Non-GAAP diluted earnings per share in the range of $0.56 to $0.58
•114.0 million diluted weighted average shares outstanding
For the year ending December 31, 2026, we currently expect:
•Revenue in the range of $1.084 billion to $1.087 billion
•Non-GAAP income from operations in the range of $270.0 million to $273.0 million
•Non-GAAP net income in the range of $250.0 million to $253.0 million, assuming interest expense of $20.4 million, interest income of $11.8 million and a provision for income taxes of $8.7 million
•Non-GAAP diluted earnings per share in the range of $2.16 to $2.19
•115.5 million diluted weighted average shares outstanding
•Unlevered free cash flow in the range of $289.0 million to $295.0 million
Conference Call Information
Tenable will host a conference call on October 28, 2026 at 4:30 p.m. Eastern Time to discuss its financial results. The conference call can be accessed at 877-407-9716 (U.S.) and 201-493-6779 (international). A live webcast of the event will be available on the Tenable Investor Relations website at https://investors.tenable.com. An archived replay of the live broadcast will be available on the Investor Relations page of the website following the call.
About Tenable
Tenable® is the exposure management company, exposing and closing the cybersecurity gaps that erode business value, reputation and trust. The company’s AI-powered exposure management platform radically unifies security visibility, insight and action across the attack surface, equipping modern organizations to protect against attacks from IT infrastructure to cloud environments to critical infrastructure and everywhere in between. By protecting enterprises from security exposure, Tenable reduces business risk for over 40,000 customers around the globe. Learn more at tenable.com.
Contact Information
Investor Relations
investors@tenable.com
Media Relations
tenablepr@tenable.com
Forward-Looking Statements
This press release includes forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, the ability of our partnership with Anthropic to help security teams discover hidden attack paths and determine how to best remediate them, our ability to continue expanding Tenable One AI Exposure coverage across LLMs, MCPs and AI tools to deliver greater risk visibility and governance, the ability of the Project Watershed initiative to help protect U.S. water and wastewater systems from evolving cyber threats, our business strategy, market opportunity and plans and objectives for future operations, are forward-looking statements and represent our views as of the date of this press release. The words “anticipate,” "believe,”

“continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of assumptions and risks and uncertainties, many of which involve factors or circumstances that are beyond our control that could affect our financial results. These risks and uncertainties are detailed in the sections titled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for the year ended December 31, 2025 and other filings that we make from time to time with the SEC, which are available on the SEC's website at sec.gov. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in any forward-looking statements. Except as required by law, we are under no obligation to update these forward-looking statements subsequent to the date of this press release, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.
Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use certain non-GAAP financial measures, as described below, to understand and evaluate our core operating performance. These non-GAAP financial measures, which may be different than similarly titled measures used by other companies, are presented to enhance the overall understanding of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects and are helpful to investors in comparing our financial results over multiple periods with other companies in our industry.
Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the financial tables accompanying this press release.
Free Cash Flow and Unlevered Free Cash Flow: We define free cash flow, a non-GAAP financial measure, as net cash provided by operating activities less purchases of property and equipment and capitalized software development costs. We believe free cash flow is an important liquidity measure of the cash that is available (if any), after purchases of property and equipment and capitalized software development costs, for investment in our business and to make acquisitions. We believe that free cash flow is useful as a liquidity measure because it measures our ability to generate cash. We define unlevered free cash flow as free cash flow plus cash paid for interest and other financing costs. We believe unlevered free cash flow is useful as a liquidity measure as it measures the cash that is available to invest in our business and meet our current debt obligations and future financing needs. However, given our debt obligations, non-cancelable commitments and other contractual obligations, unlevered free cash flow does not represent residual cash flow available for discretionary expenses.
Non-GAAP Income from Operations and Non-GAAP Operating Margin: We define these non-GAAP financial measures as their respective GAAP measures, excluding the effect of stock-based compensation, acquisition-related expenses, restructuring expenses, costs related to the intra-entity asset transfers resulting from the internal restructuring of legal entities, and amortization of acquired intangible assets. Acquisition-related expenses include transaction and integration expenses, as well as costs related to the intercompany transfer of acquired intellectual property. Restructuring expenses include non-ordinary course severance, employee related benefits, and other charges to reorganize business operations. We believe that the exclusion of these expenses provides for a useful comparison of our operating results to prior periods and to our peer companies, which commonly exclude restructuring expenses.
Non-GAAP Net Income and Non-GAAP Earnings Per Share: We define non-GAAP net income as GAAP net income (loss), excluding the effect of stock-based compensation, acquisition-related expenses, restructuring expenses, loss on extinguishment of debt and amortization of acquired intangible assets, including the applicable tax impacts. In addition, we exclude the tax impact and related costs of intra-entity asset transfers resulting from the internal restructuring of legal entities and deferred income tax benefits recognized in connection with acquisitions. We use non-GAAP net income to calculate non-GAAP earnings per share. The weighted average shares used to calculate GAAP diluted earnings per share may include dilutive shares related to the potential conversion of our convertible senior notes in periods in which the quarterly average stock price per share exceeds the conversion price of the convertible senior notes. We entered into capped call contracts which are expected to reduce the share dilution related to any conversion of the convertible senior notes, subject to a cap. The weighted average shares used to calculate non-GAAP earnings per share excludes dilution resulting from the potential conversion of our convertible senior notes expected to be offset by the capped call contracts.
Non-GAAP Gross Profit and Non-GAAP Gross Margin: We define non-GAAP gross profit as GAAP gross profit, excluding the effect of stock-based compensation and amortization of acquired intangible assets. Non-GAAP gross margin is defined as non-GAAP gross profit as a percentage of revenue.
Non-GAAP Sales and Marketing Expense, Non-GAAP Research and Development Expense and Non-GAAP General and Administrative Expense: We define these non-GAAP measures as their respective GAAP measures, excluding stock-based compensation, acquisition-related expenses and costs related to intra-entity asset transfers resulting from the internal restructuring of legal entities.
Reports Referenced
(1)    Gartner, AI Vendor Race: Tenable Is the Company to Beat for Preemptive Cybersecurity in AI-Powered Exposure Assessment, Elizabeth Kim, Isy Bangurah, Mitchell Schneider, Luis Castillo, 24 June 2026.
The Gartner content described herein, (the "Gartner Content") represents research opinion or viewpoints published, as part of a syndicated subscription service, by Gartner, Inc. ("Gartner"), and are not representations of fact. Gartner Content speaks as of its original publication date (and not as of the date of this press release) and the opinions expressed in the Gartner Content are subject to change without notice.
(2)    IDC, Worldwide Device Vulnerability and Exposure Management Market Shares, doc #US53903826, August 2026.

TENABLE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share data)	2026	2025	2026	2025
Revenue	$276,387	$252,440	$806,953	$738,872
Cost of revenue(1)	61,332	56,753	178,334	163,647
Gross profit	215,055	195,687	628,619	575,225
Operating expenses:
Sales and marketing(1)	102,913	99,949	315,771	310,222
Research and development(1)	62,145	56,265	174,905	168,724
General and administrative(1)	33,141	32,337	96,874	114,302
Restructuring	147	—	3,229	—
Total operating expenses	198,346	188,551	590,779	593,248
Income (loss) from operations	16,709	7,136	37,840	(18,023)
Interest income	2,573	3,590	7,925	12,597
Interest expense	(8,270)	(7,213)	(21,118)	(21,363)
Other expense, net	(248)	(703)	(1,860)	(204)
Income (loss) before income taxes	10,764	2,810	22,787	(26,993)
(Benefit) provision for income taxes	(535)	550	6,269	8,388
Net income (loss)	$11,299	$2,260	$16,518	$(35,381)

Net earnings (loss) per share:
Basic	$0.10	$0.02	$0.15	$(0.29)
Diluted	$0.10	$0.02	$0.14	$(0.29)

Weighted-average shares used to compute net earnings (loss) per share:
Basic	108,974	120,483	111,846	120,516
Diluted	115,970	121,953	115,785	120,516
_______________
(1)    Includes stock-based compensation as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Cost of revenue	$3,378	$3,495	$10,218	$10,270
Sales and marketing	17,935	17,051	53,276	51,499
Research and development	18,837	14,174	45,852	42,441
General and administrative(2)	11,067	10,162	32,074	43,101
Total stock-based compensation	$51,217	$44,882	$141,420	$147,311
_______________
(2)    Stock-based compensation in the nine months ended September 30, 2025 includes $14.6 million of expense related to the accelerated vesting of equity awards for our former Chairman and Chief Executive Officer.

TENABLE HOLDINGS, INC.
CONSOLIDATED BALANCE SHEETS

	September 30, 2026	December 31, 2025
(in thousands, except per share data)	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$317,401	$187,762
Short-term investments	177,860	214,419
Accounts receivable (net of allowance for doubtful accounts of $386 and $656 at September 30, 2026 and December 31, 2025, respectively)	211,019	279,150
Deferred commissions	50,559	52,914
Prepaid expenses and other current assets	55,343	39,339
Total current assets	812,182	773,584
Property and equipment, net	50,488	40,062
Deferred commissions (net of current portion)	64,589	71,715
Operating lease right-of-use assets	39,967	35,558
Acquired intangible assets, net	94,949	115,296
Goodwill	697,886	697,886
Other assets	12,951	13,566
Total assets	$1,773,012	$1,747,667

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$26,585	$21,889
Accrued compensation	55,621	69,166
Deferred revenue	685,375	706,866
Operating lease liabilities	9,302	9,596
Other current liabilities	2,033	5,432
Total current liabilities	778,916	812,949
Deferred revenue (net of current portion)	178,048	192,410
Convertible senior notes, net	779,016	—
Term loan, net of issuance costs (net of current portion)	—	354,209
Operating lease liabilities (net of current portion)	52,774	50,877
Other liabilities	10,730	10,846
Total liabilities	1,799,484	1,421,291

Stockholders’ equity:
Common stock (par value: $0.01; 500,000 shares authorized; 133,597 and 129,046 shares issued at September 30, 2026 and December 31, 2025, respectively)	1,336	1,290
Additional paid-in capital	1,682,036	1,586,727
Treasury stock (at cost: 28,737 and 10,596 shares at September 30, 2026 and December 31, 2025, respectively)	(828,270)	(364,574)
Accumulated other comprehensive (loss) income	(638)	387
Accumulated deficit	(880,936)	(897,454)
Total stockholders’ (deficit) equity	(26,472)	326,376
Total liabilities and stockholders’ (deficit) equity	$1,773,012	$1,747,667

TENABLE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

	Nine Months Ended September 30,
(in thousands)	2026	2025
Cash flows from operating activities:
Net income (loss)	$16,518	$(35,381)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	31,090	31,817
Stock-based compensation	141,420	147,311
Net accretion of discounts and amortization of premiums on short-term investments	(1,182)	(2,568)
Loss on extinguishment of debt	2,415	—
Other	4,283	3,880
Changes in operating assets and liabilities:
Accounts receivable	68,401	59,733
Prepaid expenses and other assets	(7,392)	16,877
Accounts payable, accrued expenses and accrued compensation	(12,058)	(9,795)
Deferred revenue	(35,853)	(30,413)
Other current and noncurrent liabilities	(2,439)	2,259
Net cash provided by operating activities	205,203	183,720

Cash flows from investing activities:
Purchases of property and equipment	(7,464)	(11,768)
Capitalized software development costs	(11,712)	(2,676)
Purchases of short-term investments	(127,746)	(116,687)
Sales and maturities of short-term investments	164,461	156,171
Proceeds from other investments	—	852
Purchases of other investments	(300)	—
Business combinations, net of cash acquired	—	(196,182)
Net cash provided by (used in) investing activities	17,239	(170,290)

Cash flows from financing activities:
Proceeds from issuance of convertible senior notes	800,000	—
Payment of issuance costs of convertible senior notes	(21,154)	—
Purchase of capped calls	(64,080)	—
Payments on term loan	(360,000)	(2,813)
Proceeds from stock issued in connection with the employee stock purchase plan	13,084	15,482
Proceeds from the exercise of stock options	3,527	2,420
Payments for taxes related to net share settlement of equity awards	(8,465)	(1,329)
Purchase of treasury stock	(454,038)	(184,968)
Net cash used in financing activities	(91,126)	(171,208)
Effect of exchange rate changes on cash and cash equivalents and restricted cash	(1,677)	983
Net increase (decrease) in cash and cash equivalents and restricted cash	129,639	(156,795)
Cash and cash equivalents and restricted cash at beginning of period	187,762	328,647
Cash and cash equivalents and restricted cash at end of period	$317,401	$171,852

TENABLE HOLDINGS, INC.
REVENUE COMPONENTS AND RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(unaudited)

Revenue	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2026	2025	2026	2025
Subscription revenue	$254,600	$232,211	$746,014	$680,685
Perpetual license and maintenance revenue	9,713	11,088	29,737	34,051
Professional services and other revenue	12,074	9,141	31,202	24,136
Revenue(1)	$276,387	$252,440	$806,953	$738,872
_______________
(1)    Recurring revenue, which includes revenue from subscription arrangements for software (both recognized ratably over the subscription term and upon delivery) and cloud-based solutions and maintenance associated with perpetual licenses, represented 95% of revenue in the three and nine months ended September 30, 2026 and 95% and 96%, respectively, of revenue in the three and nine months ended September 30, 2025.

Remaining Performance Obligations	September 30,		Change
(in thousands)	2026	2025	%
Remaining performance obligations, short-term	$747,222	$669,015	11.7%
Remaining performance obligations, long-term	315,822	259,849	21.5%
Remaining performance obligations	$1,063,044	$928,864	14.4%

Free Cash Flow and Unlevered Free Cash Flow	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2026	2025	2026	2025
Net cash provided by operating activities	$72,516	$53,850	$205,203	$183,720
Purchases of property and equipment	(3,504)	(867)	(7,464)	(11,768)
Capitalized software development costs	(4,789)	(1,353)	(11,712)	(2,676)
Free cash flow(1)	64,223	51,630	186,027	169,276
Cash paid for interest and other financing costs	5,176	6,854	17,292	20,287
Unlevered free cash flow(1)	$69,399	$58,484	$203,319	$189,563
________________
(1)    Free cash flow and unlevered free cash flow for the periods presented were impacted by:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2026	2025	2026	2025
Employee stock purchase plan activity	$365	$(4,824)	$(917)	$(5,314)
Acquisition-related expenses	—	(311)	(157)	(5,130)
Restructuring	(2,055)	—	(5,053)	—

Non-GAAP Income from Operations and Non-GAAP Operating Margin	Three Months Ended September 30,		Nine Months Ended September 30,
(dollars in thousands)	2026	2025	2026	2025
Income (loss) from operations	$16,709	$7,136	$37,840	$(18,023)
Stock-based compensation	51,217	44,882	141,420	147,311
Acquisition-related expenses	33	113	90	6,815
Restructuring	147	—	3,229	—
Amortization of acquired intangible assets	6,782	6,782	20,347	19,183
Non-GAAP income from operations	$74,888	$58,913	$202,926	$155,286
Operating margin	6.0%	2.8%	4.7%	(2.4)%
Non-GAAP operating margin	27.1%	23.3%	25.1%	21.0%

Non-GAAP Net Income and Non-GAAP Earnings Per Share	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share data)	2026	2025	2026	2025
Net income (loss)	$11,299	$2,260	$16,518	$(35,381)
Stock-based compensation	51,217	44,882	141,420	147,311
Tax impact of stock-based compensation(1)	832	(2,552)	2,235	(656)
Acquisition-related expenses(2)	33	113	90	6,815
Restructuring(2)	147	—	3,229	—
Loss on extinguishment of debt(2)	2,637	—	2,637	—
Amortization of acquired intangible assets(2)	6,782	6,782	20,347	19,183
Tax impact of acquisitions	(35)	(47)	(64)	(147)
Non-GAAP net income	$72,912	$51,438	$186,412	$137,125

Net earnings (loss) per share, diluted	$0.10	$0.02	$0.14	$(0.29)
Stock-based compensation	0.44	0.37	1.22	1.22
Tax impact of stock-based compensation(1)	0.01	(0.02)	0.02	(0.01)
Acquisition-related expenses(2)	—	—	—	0.06
Restructuring(2)	—	—	0.03	—
Loss on extinguishment of debt(2)	0.02	—	0.02	—
Amortization of acquired intangible assets(2)	0.06	0.05	0.18	0.16
Tax impact of acquisitions	—	—	—	—
Adjustment to diluted earnings per share(3)	—	—	—	(0.03)
Non-GAAP earnings per share, diluted	$0.63	$0.42	$1.61	$1.11

Weighted-average shares used to compute GAAP net earnings (loss) per share, diluted	115,970	121,953	115,785	120,516

Weighted-average shares used to compute non-GAAP earnings per share, diluted	115,970	121,953	115,785	122,995
________________
(1)    The tax impact of stock-based compensation is based on the tax treatment for the applicable tax jurisdictions.
(2)    The tax impact of acquisition-related expenses, restructuring, loss on extinguishment of debt and the amortization of acquired intangible assets are not material.
(3)    An adjustment to reconcile GAAP net loss per share, which excludes potentially dilutive shares, to non-GAAP earnings per share, which includes potentially dilutive shares.

Non-GAAP Gross Profit and Non-GAAP Gross Margin	Three Months Ended September 30,		Nine Months Ended September 30,
(dollars in thousands)	2026	2025	2026	2025
Gross profit	$215,055	$195,687	$628,619	$575,225
Stock-based compensation	3,378	3,495	10,218	10,270
Amortization of acquired intangible assets	6,782	6,782	20,347	19,183
Non-GAAP gross profit	$225,215	$205,964	$659,184	$604,678
Gross margin	77.8%	77.5%	77.9%	77.9%
Non-GAAP gross margin	81.5%	81.6%	81.7%	81.8%

Non-GAAP Sales and Marketing Expense	Three Months Ended September 30,		Nine Months Ended September 30,
(dollars in thousands)	2026	2025	2026	2025
Sales and marketing expense	$102,913	$99,949	$315,771	$310,222
Less: Stock-based compensation	17,935	17,051	53,276	51,499
Less: Acquisition-related expenses	—	8	—	1,320
Non-GAAP sales and marketing expense	$84,978	$82,890	$262,495	$257,403
Non-GAAP sales and marketing expense % of revenue	30.7%	32.8%	32.5%	34.8%

Non-GAAP Research and Development Expense	Three Months Ended September 30,		Nine Months Ended September 30,
(dollars in thousands)	2026	2025	2026	2025
Research and development expense	$62,145	$56,265	$174,905	$168,724
Less: Stock-based compensation	18,837	14,174	45,852	42,441
Less: Acquisition-related expenses	—	3	—	1,774
Non-GAAP research and development expense	$43,308	$42,088	$129,053	$124,509
Non-GAAP research and development expense % of revenue	15.7%	16.7%	16.0%	16.9%

Non-GAAP General and Administrative Expense	Three Months Ended September 30,		Nine Months Ended September 30,
(dollars in thousands)	2026	2025	2026	2025
General and administrative expense	$33,141	$32,337	$96,874	$114,302
Less: Stock-based compensation	11,067	10,162	32,074	43,101
Less: Acquisition-related expenses	33	102	90	3,721
Non-GAAP general and administrative expense	$22,041	$22,073	$64,710	$67,480
Non-GAAP general and administrative expense % of revenue	8.0%	8.7%	8.0%	9.1%
The following adjustments to reconcile forecasted non-GAAP income from operations, non-GAAP net income, non-GAAP earnings per share, free cash flow and unlevered free cash flow are subject to a number of uncertainties and assumptions, each of which are inherently difficult to forecast. As a result, actual adjustments and GAAP results may differ materially.

Forecasted Non-GAAP Income from Operations	Three Months Ending December 31, 2026		Year Ending December 31, 2026
(in millions)	Low	High	Low	High
Forecasted income from operations	$16.1	$19.1	$54.0	$57.0
Forecasted stock-based compensation	43.9	43.9	185.3	185.3
Forecasted acquisition-related expenses	—	—	0.1	0.1
Forecasted restructuring	0.5	0.5	3.7	3.7
Forecasted amortization of acquired intangible assets	6.6	6.6	26.9	26.9
Forecasted non-GAAP income from operations	$67.1	$70.1	$270.0	$273.0

Forecasted Non-GAAP Net Income and Non-GAAP Earnings Per Share	Three Months Ending December 31, 2026		Year Ending December 31, 2026
(in millions, except per share data)	Low	High	Low	High
Forecasted net income(1)	$10.8	$13.8	$27.4	$30.4
Forecasted stock-based compensation	43.9	43.9	185.3	185.3
Forecasted tax impact of stock-based compensation	1.8	1.8	4.1	4.1
Forecasted acquisition-related expenses	—	—	0.1	0.1
Forecasted restructuring	0.5	0.5	3.7	3.7
Forecasted loss on extinguishment of debt	—	—	2.6	2.6
Forecasted amortization of acquired intangible assets	6.6	6.6	26.9	26.9
Forecasted tax impact of acquisitions	—	—	(0.1)	(0.1)
Forecasted non-GAAP net income	$63.6	$66.6	$250.0	$253.0

Forecasted net earnings per share, diluted(1)	$0.09	$0.12	$0.24	$0.26
Forecasted stock-based compensation	0.39	0.38	1.60	1.60
Forecasted tax impact of stock-based compensation	0.02	0.02	0.04	0.05
Forecasted acquisition-related expenses	—	—	—	—
Forecasted restructuring	—	—	0.03	0.03
Forecasted loss on extinguishment of debt	—	—	0.02	0.02
Forecasted amortization of acquired intangible assets	0.06	0.06	0.23	0.23
Forecasted tax impact of acquisitions	—	—	—	—
Forecasted non-GAAP earnings per share, diluted	$0.56	$0.58	$2.16	$2.19

Forecasted weighted-average shares used to compute non-GAAP earnings per share, diluted	114.0	114.0	115.5	115.5
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(1)    The forecasted GAAP net income assumes income tax expense of $6.4 million and $12.7 million in the three months and year ending December 31, 2026, respectively.

Forecasted Non-GAAP Interest Expense	Three Months Ending December 31, 2026	Year Ending December 31, 2026
(in millions)
Forecasted interest expense	$1.9	$23.0
Forecasted loss on extinguishment of debt	—	(2.6)
Forecasted non-GAAP interest expense	$1.9	$20.4

Forecasted Free Cash Flow and Unlevered Free Cash Flow	Year Ending December 31, 2026
(in millions)	Low	High
Forecasted net cash provided by operating activities	$297.6	$303.6
Forecasted purchases of property and equipment	(10.5)	(10.5)
Forecasted capitalized software development costs	(15.4)	(15.4)
Forecasted free cash flow	271.7	277.7
Forecasted cash paid for interest and other financing costs	17.3	17.3
Forecasted unlevered free cash flow	$289.0	$295.0